                                  SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )
                           Check the appropriate box:

/x/ Preliminary Information Statement
/ / Confidential, for use of the Commission only
/ / Definitive Information Statement (as permitted by Rule 14c-5(d)(2)).

                           ALLIS-CHALMERS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
(5) Total fee paid:

    ----------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    ----------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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
--------------------------------------------------------------------------------

                           ALLIS-CHALMERS CORPORATION

           NOTICE OF CONSENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                              TO THE STOCKHOLDERS:

Notice is hereby given to you as stockholders of record of Allis-Chalmers Corporation as of July 28, 2003 that a Written Consent in Lieu of an Annual Meeting of Stockholders has been executed with an effective date of September 26, 2003. As explained in the enclosed Information Statement, holders of 85% of the Company's Common Stock and 100% of the Company's Series A 10% Cumulative Convertible Preferred Stock have executed the written consent (1) electing directors of the Company, (2) approving a reverse stock split, (3) approving an amendment to the terms of the Company's outstanding Series A 10% Cumulative Convertible Preferred Stock, (4) approving the Company's 2003 Incentive Stock Plan and (5) ratifying the reappointment of Gordon, Hughes & Banks, LLP as the Company's independent accountants for fiscal 2003.

The Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

Stockholders of record of the Company's Common Stock and Series A 10% Cumulative Convertible Preferred Stock at the close of business on July 28, 2003 have received this Notice of Consent in Lieu of Annual Meeting of Stockholders.

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2002 accompanies this Notice.

BY ORDER OF OUR BOARD OF DIRECTORS
MUNAWAR H. HIDAYATALLAH,
CHAIRMAN OF THE BOARD OF DIRECTORS AND
CHIEF EXECUTIVE OFFICER
SEPTEMBER 5, 2003


                                             TABLE OF CONTENTS

GENERAL INFORMATION......................................................................................1
PROPOSAL ONE.............................................................................................3
   ELECTION OF DIRECTORS.................................................................................3
      INFORMATION REGARDING DIRECTORS AND OFFICERS.......................................................3
   INFORMATION RELATING TO OUR BOARD OF DIRECTORS AND ITS COMMITTEES.....................................5
      MEETINGS OF OUR BOARD OF DIRECTORS; COMMITTEES.....................................................5
      EXECUTIVE COMMITTEE................................................................................5
      AUDIT COMMITTEE....................................................................................6
      COMPENSATION COMMITTEE.............................................................................6
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..............................................6
      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION........................................6
BOARD OF DIRECTORS COMPENSATION..........................................................................7
      BOARD OF DIRECTORS COMPENSATION....................................................................7
PROPOSAL TWO.............................................................................................7
   AMENDMENT TO CERTIFICATE OF INCORPORATION.............................................................7
      OVERVIEW...........................................................................................7
      REASONS FOR THE REVERSE STOCK SPLIT................................................................8
      BOARD DISCRETION TO IMPLEMENT OR ABANDON THE REVERSE STOCK SPLIT..................................10
      EFFECTS OF THE REVERSE STOCK SPLIT................................................................10
      REDUCTION OF PAR VALUE; INCOME AND LOSS PER SHARE.................................................11
      EFFECTIVE DATE....................................................................................11
      PAYMENT FOR FRACTIONAL SHARES.....................................................................11
      EXCHANGE OF STOCK CERTIFICATES....................................................................12
      ACCOUNTING CONSEQUENCES...........................................................................12
      NO APPRAISAL / DISSENTERS' RIGHTS.................................................................12
      MATERIAL FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT..........................13
PROPOSAL THREE..........................................................................................14
   AMENDMENT TO CERTIFICATE OF INCORPORATION............................................................14
      OVERVIEW..........................................................................................14
      REASONS FOR THE PREFERRED STOCK PROPOSAL..........................................................14
      EFFECTS OF THE PREFERRED STOCK PROPOSAL...........................................................15
      INTEREST OF DIRECTORS IN PROPOSAL.................................................................15
      EFFECTIVE DATE....................................................................................16
      ACCOUNTING CONSEQUENCES...........................................................................16
      NO APPRAISAL / DISSENTERS' RIGHTS.................................................................16
      MATERIAL FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE PREFERRED STOCK PROPOSAL.....................16
PROPOSAL FOUR...........................................................................................17
   APPROVAL OF 2003 INCENTIVE STOCK PLAN................................................................17
      PLAN ADMINISTRATOR................................................................................17
      SHARES RESERVED...................................................................................17
      BENEFITS ISSUED UNDER THE PLAN....................................................................18




      PARTICIPATION IN THE PLAN.........................................................................18
      DESCRIPTION OF BENEFITS...........................................................................18
      GENERAL PROVISIONS OF AWARDS......................................................................19
      DIRECTORS FEES....................................................................................21
      ADJUSTMENTS IN CERTAIN EVENTS.....................................................................21
      AMENDMENT OR TERMINATION OF THE PLAN..............................................................21
      EXERCISE; WITHHOLDING PAYMENTS....................................................................22
      SEQUENTIAL EXERCISE...............................................................................22
      FEDERAL INCOME TAX CONSEQUENCES...................................................................22
PROPOSAL NUMBER 5.......................................................................................24
   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS..................................................24
      AUDIT FEES........................................................................................24
      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES......................................24
      ALL OTHER FEES....................................................................................24
      REVIEW OF AUDITOR INDEPENDENCE....................................................................24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................................25
INFORMATION RELATING TO OUR EXECUTIVE OFFICERS..........................................................27
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..............................................28
EXECUTIVE COMPENSATION..................................................................................29
   2002 SUMMARY COMPENSATION TABLE......................................................................29
      EQUITY COMPENSATION PLAN INFORMATION..............................................................30
      EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS:.......................................30
      OPTION GRANTS IN LAST FISCAL YEAR.................................................................31
      EMPLOYMENT AGREEMENTS WITH MANAGEMENT.............................................................31
   REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS.......................................32
      GENERAL...........................................................................................32
      OVERVIEW AND POLICIES FOR 2002....................................................................32
      SUMMARY...........................................................................................34
   REPORT OF THE AUDIT COMMITTEE........................................................................35
PERFORMANCE GRAPH.......................................................................................37
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................................................37
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS...........................................................38
OTHER MATTERS...........................................................................................38


--------------------------------------------------------------------------------
                           ALLIS-CHALMERS CORPORATION

                             7660 WOODWAY, SUITE 200
                              HOUSTON, TEXAS 77063

                ------------------------------------------------
                              INFORMATION STATEMENT
                ------------------------------------------------
                               GENERAL INFORMATION
                ------------------------------------------------
                            YOUR VOTE IS NOT REQUIRED
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

Allis-Chalmers Corporation, a Delaware corporation (the "Company"), furnishes this Information Statement to the holders of record of the Company's Common Stock, par value $0.15 per share (the "Common Stock "). This Information Statement is being mailed on or about September 5, 2003 to all of the Company's stockholders of record at the close of business on July 28, 2003 (the "Record Date"). As of the Record Date, there were 19,633,340 shares of Common Stock outstanding and 3,500,000 shares of Series A 10% Cumulative Convertible Preferred Stock (the "Preferred Stock") outstanding.

Each share of Common Stock is entitled to one vote per share on all matters other than the election of those directors that are elected by the holders of the Preferred Stock. Each share of Preferred Stock is entitled to vote as a single class with the holders of the Common Stock on all matters submitted to the Stockholders, and is entitled to a number of votes equal to the number of shares of Common Stock into which the Preferred Stock can be converted (currently 2.3 shares). In addition, the holder of the Preferred Stock is entitled to elect a number of the Company's directors based upon the percentage of the outstanding Common Stock owned by the holder of the Preferred Stock, assuming the exercise and conversion of all securities convertible into or exercisable for Common Stock. Currently, the holder of the Preferred Stock is entitled to elect four of our nine directors.

Holders of 85% of the outstanding Common Stock and holders of 100% of the outstanding Preferred Stock of the Company have executed a written consent in lieu of Annual Meeting (the "Written Consent"), with an effective date of September 26, 2003, effecting the following actions: (1) electing directors of the Company, (2) approving a reverse stock split, (3) approving an amendment to the conversion price of the Preferred Stock (4) approving the Company's 2003 Incentive Stock Plan and (5) ratifying the reappointment of Gordon, Hughes & Banks, LLP as the Company's independent accountants for fiscal 2003. No other action has been authorized by the Written Consent. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under
Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of the Company's Common Stock who are entitled to vote on, authorize or consent the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions to be approved pursuant to the Written Consent for purposes of Section 228(c) of the Delaware General Corporation Law.

Because holders of approximately 90% of the Company's outstanding Common Stock and holders of 100% of the Preferred Stock have executed the Written Consent, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under Delaware law and our Certificate of Incorporation, the votes represented by the holders signing the Written Consent are sufficient in number to elect directors and authorize the other matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company. Delaware statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our Board has determined not to call an annual meeting of stockholders, and no annual meeting of stockholders of the Company will be held in 2003. The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions.

Our Annual Report to Stockholders for the year ended December 31, 2002, including audited consolidated financial statements (the "Annual Report"), accompanies this Information Statement. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of this Information Statement and the Annual Report so that such record holders can supply such material to beneficial owners as of July 28, 2003.

This Information Statement is expected to be mailed to stockholders on or about September 5, 2003. We will bear all expenses incurred in connection with the distribution of this Information Statement and Annual Report. We will reimburse brokers or other nominees for expenses they incur in forwarding this material to beneficial owners.

ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (BUT WITHOUT EXHIBITS TO THE FORM 10-K) MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO TODD SEWARD, CHIEF ACCOUNTING OFFICER, ALLIS-CHALMERS CORPORATION, 7660 WOODWAY, SUITE 200 HOUSTON, TEXAS 77063.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors (our "Board") shall consist of a number of directors determined by our Board but not less than three or more than
15. Currently, our Board has nine directors. Pursuant to the Written Consent, each of our current directors will be re-elected to hold office until the next annual meeting of the stockholders and until his successor has been elected and takes office. Vacancies existing in our Board may be filled by a majority vote of the remaining directors.

Under Delaware law, the Written Consent is sufficient to elect all nominees to our Board without the vote or consent of any other stockholders of the Company.

INFORMATION REGARDING DIRECTORS.

On the effective date of the Written Consent, the following individuals will be elected to serve on our Board for a term of one year and until their successors are elected and take office:

NAME                                    AGE              DIRECTOR SINCE
----                                    ---              --------------

David A. Groshoff                       31                October 1999
Munawar H. Hidayatallah                 59                  May 2001
Jens H. Mortensen                       50                February 2003
Robert E. Nederlander                   70                       May 1989
Saeed M. Sheikh                         67                  May 2001
James W. Spann                          50                February 2002
Michael D. Tapp                         33                February 2002
Leonard Toboroff                        70                  May 1989
Thomas O. Whitener, Jr.                 56                February 2002


David A. Groshoff has served as our director since October 1999. Mr. Groshoff has been employed by Pacholder Associates, Inc. since September 1997 and currently serves as Senior Vice President and Associate General Counsel. From November 1996 until September 1997, Mr. Groshoff was a practicing attorney. Mr. Groshoff serves on our Board on behalf of the Pension Benefit Guaranty Corporation, which has the right to appoint one director for so long as it holds 117,020 shares of our Common Stock. Mr. Groshoff is also a director of Atlas Minerals, Inc.

Munawar H. Hidayatallah has served as our Chairman of the Board and Chief Executive Officer since May 2001, and was President from May 2001 through February 2003. Mr. Hidayatallah was Chief Executive Officer of OilQuip Rentals, Inc., which merged with us in May 2001, from its formation in February 2000 until the date of the merger. From December 1994 until August 1999, Mr. Hidayatallah was the Chief Financial Officer and a director of IRI International, Inc., which was acquired by National Oilwell, Inc. in early 2000. IRI International, Inc. manufactured, sold and rented equipment to the oilfield and natural gas exploration and production sectors. From August 1999 until February 2000, Mr. Hidayatallah worked as a consultant to IRI International, Inc. and Riddell Sports Inc.

Mr. Jens H. Mortensen formed Jens' Oilfield Service, Inc. ("Jens'"), one of our subsidiaries, in 1982 after having spent eight years in operations and sales positions with a South Texas casing crew operator. As sole stockholder and CEO of Jens', he grew the company from its infancy to approximately $10.0 million of revenues in 2001. His experience includes extensive knowledge of specialized equipment utilized to install the various strings of casing required to drill and complete oil and gas wells.

Robert E. Nederlander has served as our director since May 1989. Mr. Nederlander served as our Chairman of the Board from May 1989 to 1993, and as our Vice Chairman from 1993 to 1996. Mr. Nederlander has been a Director of Cendant Corp since December 1997. Mr. Nederlander was a Director of HFS from July 1995 to December 1997. Since November 1981, Mr. Nederlander has been President and/or Director of the Nederlander Organization, Inc., owner and operator of one of the world's largest chains of legitimate theaters. Since December 1998, Mr. Nederlander has been a co-managing partner of the Nederlander Company, LLC, operator of legitimate theaters outside the City of New York. Mr. Nederlander has been Chairman of the Board of Varsity Brands, Inc. (formerly Riddell Sports, Inc.) since April 1988 and was the Chief Executive Officer of such corporation from 1988 through April 1, 1993. From February until June 1992, Mr. Nederlander was also Varsity Brands, Inc.'s interim President and Chief Operating Officer. He served as the Managing General Partner of the New York Yankees from August 1990 until December 1991, and has been a limited partner since 1973. Mr. Nederlander had been President since October 1985 of Nederlander Television and Film Productions, Inc. and was Chairman of the Board and Chief Executive Officer of Mego Financial Corp from January 1988 to January 2002. Mr. Nederlander was a director of Mego Mortgage Corp. from September 1996 until June 1998. From October 1996 to May 2002 Mr. Nederlander was a director of New Communications, Inc., a publisher of community oriented free circulation newspapers.

Saeed M. Sheikh has served as our director since May 2001. Since 1972 Mr. Sheikh has served as President and a director of Star Trading & Marine, Inc., a ship brokerage firm and international shipping agents.

James W. Spann has served as our director since February 2002. Mr. Spann was a founding partner and since May 1996 has served as Chief Investment Officer of Energy Spectrum Capital, the general partner of Energy Spectrum Partners, L.P. ("Energy Spectrum"), a private equity partnership focusing on the energy industry and our largest stockholder. Prior to 1996, Mr. Spann was a managing director of CIGNA Private Securities, the private debt and equity investment division of CIGNA Corporation, at which Mr. Spann oversaw a portfolio of private oil, gas and chemical securities totaling over $1.5 billion.

Michael D. Tapp has served as our director since February 2002. Since 1998, Mr. Tapp has served as Vice President of Energy Spectrum Capital. His responsibilities include financial and economic modeling and investment oversight.

Leonard Toboroff has served as our director, Vice Chairman of the Board since May 1989 and served as Executive Vice President from 1989 to 2002. Mr. Toboroff has served as a director and Vice President of Varsity Brands, Inc. (formerly of Riddell Sports, Inc.) from April 1988 to the present, and is also a director of Engex Corp. Mr. Toboroff has been a practicing attorney continuously since 1961.

Thomas O. Whitener, Jr. has served as our director since February 2002. Mr. Whitener is a founding partner of Energy Spectrum Advisors, Inc. and has been a partner since May 1996. He has also served as a managing director of Energy Spectrum Advisors, Inc., a financial advisory firm for energy companies, since October 1997. Mr. Whitener has been financing companies in the energy industry since 1974. From 1987 to 1996, Mr. Whitener was an investment banker with R. Reid Investments Inc. and Dean Witter Reynolds.

Messrs. Spann, Tapp & Whitener serve as designees of Energy Spectrum, which as the holder of the outstanding Preferred Stock currently has the right to appoint four directors to our Board.


        INFORMATION RELATING TO OUR BOARD OF DIRECTORS AND ITS COMMITTEES

MEETINGS OF OUR BOARD OF DIRECTORS; COMMITTEES

During fiscal 2002, our Board held 5 meetings. Our Board currently has 3 standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Audit Committee and the Compensation Committee each met twice during 2002. No incumbent director attended less than 75% of the aggregate number of meetings of the Board and Committees of the Board on which he served during 2002.

EXECUTIVE COMMITTEE

The current members of the Executive Committee are David Groshoff and Robert E. Nederlander. The Executive Committee did not meet during fiscal 2002. The Executive Committee is empowered to exercise all powers of the Board in the management and affairs of our business, with certain exceptions. In practice, it meets only infrequently to take formal action on specific matters when it would be impractical to call a meeting of our Board. The Executive Committee did not meet during 2002.

AUDIT COMMITTEE

Our Audit Committee consists of two independent directors, James W. Spann and Michael D. Tapp. The Audit Committee met twice during fiscal 2002. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company, including, among other things, the Company's internal audit and control functions, the results and scope of the annual audit and other services provided by the Company's accountants, and the Company's compliance with legal matters that have a significant impact on the Company's financial reports. The Audit Committee also consults with our management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, our independent auditors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as all of our personnel. The Audit Committee has the ability to retain, at our expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Our Board adopted and approved a charter for the Audit Committee in March 2002, which is attached as an appendix to this Information Statement. Our Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers. The Report of the Audit Committee is included elsewhere in this Information Statement.

COMPENSATION COMMITTEE

The Compensation Committee consists of two independent, non-employee directors, Saeed M. Sheikh and Thomas O. Whitener. The Compensation Committee met two times during fiscal 2002. The general functions of the Compensation Committee includes approval (or recommendations to our Board) of the compensation arrangements for senior management, directors and other key employees. The Compensation Committee also administers our 2003 Incentive Stock Plan. The Report of the Compensation Committee is included elsewhere in this Information Statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of our Board currently consists of Messrs. Sheikh and Whitener. Neither of these individuals has been our officer or employee at any time. No current executive officer has ever served as a member of our Board or the Compensation Committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

Thomas O. Whitener is a principal of Energy Spectrum, from whom we acquired Strata in February 2002, in consideration of 6,559,863 shares of our Common Stock, warrants to purchase an additional 437,500 shares of Company Common Stock at an exercise price of $0.15 per share and 3,500,000 shares of newly created Preferred Stock. In addition, as a result of our failure to redeem the Preferred Stock prior to February 4, 2003, we issued to Energy Spectrum an additional warrant to acquire 875,000 shares at an exercise price of $0.15 per share. Energy Spectrum, which is our largest shareholder, is a private equity fund headquartered in Dallas, Texas.

BOARD OF DIRECTORS COMPENSATION

Our policy is to pay our directors a fee of $1,000 per quarter, plus an annual grant of options to purchase 5,000 shares of our Common Stock at an exercise price equal to the fair market value of the shares on the date of grant. However, because of restraints imposed by our lenders, we did not pay cash fees to our directors during 2002, nor did we issue options for services provided during 2002. In lieu of such fees, our Board has recommended to the Compensation Committee that the Company issue each director 5,000 shares of our Common Stock as well as options to acquire an additional 5,000 shares of our Common Stock for services rendered in 2002. Directors are also compensated for out of pocket travel expenses.


                                  PROPOSAL TWO
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT

OVERVIEW

Our Board has unanimously approved a proposal to amend our Certificate of Incorporation to effect a reverse stock split (the "reverse stock split") of all outstanding shares of our Common Stock at an exchange ratio ranging from one-to-three to one-to-ten with the exact ratio to be determined by our Board. The proposal will be approved by Stockholders pursuant to the Written Consent. The proposal provides that our Board will have the sole discretion pursuant to
Section 242(c) of the Delaware General Corporation Law to elect, at any time before June 3, 2004, as it determines to be in the best interests of Allis-Chalmers Corporation and its stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of our Common Stock between and including three and ten which will be combined into one share of our Common Stock. Our Board believes that granting our Board this discretion provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of Allis-Chalmers Corporation and its stockholders.

The text of the reverse stock split proposal is attached to this Information Statement as Appendix A.

If our Board determines that effecting the reverse stock split is in the best interests of Allis-Chalmers Corporation and its stockholders, the reverse stock split will become effective upon filing of such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in the proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such stockholder holds immediately prior to the reverse stock split. The par value of our Common Stock will be reduced from $0.15 to $0.01 per share, and the number of authorized shares of Common Stock will be reduced to a multiple of five million shares which results in a ratio of issued and outstanding shares to authorized shares that most closely approximates the ratio of our issued and outstanding shares to authorized shares immediately prior to the reverse stock split.

REASONS FOR THE REVERSE STOCK SPLIT

Our Board believes that a reverse stock split may be desirable for a number of reasons. First, our Board believes that the reverse stock split may enable us to cause our Common Stock to be listed on the American Stock Exchange, the Nasdaq National Market or another national stock exchange, which could improve the marketability and liquidity of our Common Stock. Secondly, the reverse stock split will eliminate stockholders with very small holdings and reduce our printing, mailing and transfer agent expenses on an ongoing basis.

Our Common Stock currently trades on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such trading markets are generally considered to be less efficient than, and to provide less liquidity than, a recognized stock exchange. In order to list our Common Stock on a exchange, we must meet that exchange's qualitative and quantitative listing standards. The qualitative listing standards generally include requirements as to stockholder voting rights, the delegation of certain powers to audit and compensation committees, the independence of members of our Board and committees, the adoption of charters governing our committees, the adoption of a code of ethics and other matters relating to corporate governance. The quantitative listing standards include requirements as to minimum net income, minimum market capitalization, minimum share price, and minimum quantity and value of shares in the hands of persons other than officers, directors and large stockholders (known as the "public float") The reverse stock split proposal is intended to allow our Board to effect a reverse stock split in a ratio which will result in the Common Stock meeting the minimum share price (the "minimum share price") requirements of an exchange, which is typically at least $3.00 per share for a company our size. However, we currently do not meet the net income, market capitalization or public float requirements of any national exchange, and there can be no assurance that we will meet the listing requirements of any national exchange in the future.

A reverse stock split may increase the market price of our Common Stock so that we will be able to maintain compliance with the minimum share price requirements standard of an exchange. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding and there can be no assurance that the market price per share post-reverse stock split share will either exceed or remain in excess of the minimum share price for a sustained period of time. The market price of our Common Stock may be determined based on other factors which may be unrelated to the number of shares outstanding, including our future performance and prospects. In addition, there can be no assurance that we will be able to meet the and other listing requirements even if the share price following the reverse stock split remains in excess of $3.00.

Another purpose of the reverse stock split is to reduce the number of stockholders of the Company with very small holdings. On July 28, 2003, we had 6,141 stockholders, of whom 4,121 held four shares or less. If we effected a one-to-five reverse stock split on such date, 4,112 stockholders would have received cash in lieu of fractional shares. The elimination of stockholders holding only a few shares of our Common Stock will reduce our printing, mailing and transfer agent expenses on an ongoing basis.

Our Board believes that the increased market price of our Common Stock expected as a result of implementing the reverse stock split and listing our Common Stock on an exchange may improve the marketability and liquidity of our Common Stock and may encourage interest and trading in our Common Stock. However, it should be noted that even after implementing the reverse stock split, our Common Stock may have a market price of less than $5.00 per share, and would be considered a low-priced stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the individual stockholders may pay transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

It should also be noted that the liquidity of our Common Stock may be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split. For example, if our Board were to effect a one-for-five reverse stock split, the number of outstanding shares of our Common Stock would be reduced from approximately 19.6 million to approximately 4.9 million.

BOARD DISCRETION TO IMPLEMENT OR ABANDON THE REVERSE STOCK SPLIT

The reverse stock split will be effected, if at all, only upon a determination by our Board that a reverse stock split (with an exchange ratio determined by our Board as described above) is in the best interests of Allis-Chalmers Corporation and its stockholders. Such determination shall be based upon certain factors, including our ability to meet the qualitative and quantitative listing requirements for an exchange, existing and expected marketability and liquidity of our Common Stock, the expense of effecting the reverse stock split, and anticipated savings on printing, mailing and transfer agent expenses. Notwithstanding approval of the reverse stock split pursuant to the Written Consent, our Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split. If our Board fails to implement the reverse stock split prior to September 26, 2004, stockholder approval again would be required prior to implementing any reverse stock split.

EFFECTS OF THE REVERSE STOCK SPLIT

After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of our Common Stock and the number of shares issuable upon the exercise or conversion of outstanding Preferred Stock, options and warrants will be proportionately reduced. However, the proposed reverse stock split will affect all holders of Common Stock and securities exercisable for or convertible into Common Stock uniformly and will not affect any stockholder's percentage ownership interests in us, except to the extent that the reverse stock split results in stockholders receiving cash in lieu of a fractional shares as described below. Proportionate voting rights and other rights and preferences of the holders of our Common Stock and our Preferred Stock will not be materially affected by the proposed reverse stock split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the reverse stock split. The number of stockholders of record will be reduced by the proposed reverse stock split to the extent that stockholders holding only a fractional share after giving effect to the reverse stock split receive cash for such interest.

In addition to reducing the number of outstanding shares of our Common Stock, the proposed amendment will reduce the number of authorized shares to a multiple of five million shares which results in a ratio of issued and outstanding shares to authorized shares that most closely approximates the ratio of issued and outstanding shares to authorized shares immediately prior to the effective date of the reverse stock split (currently this ratio is approximately one-to-five with 19,633,340 shares issued and outstanding and 100 million shares authorized). The existence of a number of authorized shares over and above the issued and outstanding shares provides our board the ability to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. The existence of a large number of authorized but unissued shares may have an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid.

If the proposed reverse stock split is implemented, it will increase the number of stockholders of Allis-Chalmers who own "odd lots" of less than 100 shares of our Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

Our Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split is not expected to affect the registration of the Common Stock under the Exchange Act.

REDUCTION OF PAR VALUE; INCOME AND LOSS PER SHARE

The reverse stock split proposal will reduce the par value of our Common Stock from $0.15 to $0.01. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced and paid-in capital account shall be increased by the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

EFFECTIVE DATE

If implemented by the Board, the reverse stock split would become effective upon filing of a certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, our outstanding Common Stock immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with exchange ratio determined by our Board within the limits described above. If we do not effect the reverse stock split prior to the first anniversary of the effective date of the Written Consent, stockholder approval will again be required prior to effecting any reverse stock split.

PAYMENT FOR FRACTIONAL SHARES

No fractional shares of Common Stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of certificates representing such fractional shares, will receive a number of whole shares which is equal to the number of shares to be issued as a result of the reverse stock split, rounded up to the next whole number, provided that Stockholders who would otherwise receive less than one share of our Common Stock after giving effect to the reverse stock split will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the average of the closing and ask bid price of our Common Stock during the thirty (30) day period preceding the effective date of the reverse stock split, as reported on the OTC Bulletin Board (or, if the bid and ask price of the Common Stock is not then reported on the OTC Bulletin Board, then the fair market value of the Common Stock as determined by the Board) Market by (ii) the number of shares of our Common Stock held by such stockholder that would otherwise have been exchanged for such fractional share interest.

EXCHANGE OF STOCK CERTIFICATES

As soon as practicable after the effective date, stockholders will be notified that the reverse stock split has been effected. We will appoint an agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES FOR EXCHANGE OR PAYMENT UNTIL REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

The par value per share of our Common Stock will be reduced to $0.01 per share in connection with the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of our Common Stock outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the reverse stock split.

NO APPRAISAL / DISSENTERS' RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to the proposed amendment to our Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

MATERIAL FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of important tax considerations of the proposed reverse stock split. It addresses only stockholders who hold the pre-reverse stock split shares and post-reverse stock split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse stock split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse stock split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split.

EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefore (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

A holder of the pre-reverse stock split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse stock split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse stock split shares were held for one year or less and long term if held more than one year.

No gain or loss will be recognized by the Company as a result of the reverse stock split.

                                 PROPOSAL THREE
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                          TO REDUCE CONVERSION RATIO OF
                                 PREFERRED STOCK

OVERVIEW

Our Board has unanimously approved a proposal (the "Preferred Stock Proposal") to amend our Certificate of Incorporation to lower the number of shares into which our outstanding Preferred Stock is convertible. The preferred stock proposal will be approved by Stockholders pursuant to the Written Consent. The holder of the Preferred Stock, Energy Spectrum, is the largest stockholder of the Company.

The text of the reverse stock split proposal is attached to this Information Statement as Appendix B. The Certificate of Designation of Preferences and Rights of the Preferred Stock (the "Certificate of Designation") provides that the Preferred Stock is convertible into a number of shares equal to the "Liquidation Value" of the Preferred Stock, divided by the "Conversion Price" of the Preferred Stock, each as defined in the Certificate of Designation. Currently, the Liquidation Value is $1.00 per share plus an amount equal to all dividends whether or not declared accrued and unpaid" on the Preferred Stock (as of the date hereof, $554,167 of dividend rights (or approximately $0.15 per share) have accrued with respect to the Preferred Stock). Currently the Certificate of Designation provides that the Conversion Price is $0.21 per share and thus each share of Preferred Stock, including accrued dividend rights, is convertible into approximately 19,305,557 shares. However, pursuant to an agreement between Energy Spectrum and the Company, Energy Spectrum has agreed that, pending the amendment of the Certificate of Designation as described herein, the Conversion Price shall be deemed to be $0.50 per share, and therefore each share of Preferred Stock, including accrued dividend rights, is convertible into 8,108,334 shares of Common Stock. The preferred stock proposal will increase the Conversion Price to $0.50, resulting in each share of Preferred Stock, including accrued and unpaid dividends, being convertible into
2.30 shares of Common Stock.

REASONS FOR THE PREFERRED STOCK PROPOSAL

Reducing the number of shares into which the Preferred Stock is convertible will reduce dilution of the interests of holders of Common Stock resulting from the conversion of the Preferred Stock into Common Stock, and is therefore in the best interests of holders of Common Stock.

The Conversion Price was initially $0.75 per share, but on February 1, 2003, the Conversion Price was reduced to an amount equal to "75% of the Market Price established as of the trading day prior to February 4, 2003." In accordance with the Certificate of Designation, Market Price was determined "based upon the average of the closing bid price for the ten (10) trading days" prior to the date of measurement. This formula resulted in a Conversion Price of approximately $0.21 per share. However, the Company advised Energy Spectrum that the Company believed that because of the lack of trading in the Common Stock, including the lack of persons bidding for the Common Stock, the calculation described above, while in accordance with the Certificate of Determination, did not accurately reflect the fair market value of the Common Stock. After discussion, Energy Spectrum agreed to increase the Conversion Price from approximately $0.21 per share to $0.50 per share, thereby reducing the total number of shares of Common Stock into which the Preferred Stock is convertible from 19,305,557 to 8,108,334. In a letter agreement dated February 19, 2003, Energy Spectrum agreed that, pending the amendment of the Certificate of Designation to effect the Preferred Stock Proposal, it would voluntarily accept a Conversion Price of $0.50 per share, and agreed to vote for the Preferred Stock Proposal.

The Conversion Price remains subject to future adjustment in the event of any of the following events effecting the Common Stock: the sale of the Common Stock at a price less than the Conversion Price, a stock split, a reverse stock split (including the reverse stock split described elsewhere in this Information Statement), a stock dividend, a reorganization or reclassification, or a consolidation or merger of Allis-Chalmers Corporation.

The Liquidation Value of the Preferred Stock will continue to increase as a result of the accrual of dividends on the Preferred Stock. If the Preferred Stock is not converted to Common Stock prior to such date, we are required to redeem the Preferred Stock for cash in the event of certain equity offerings and in any event on February 1, 2004, on which date the aggregate liquidation value of the Preferred Stock (including accrued and unpaid dividends) will be $4,200,000.

EFFECTS OF THE PREFERRED STOCK PROPOSAL

As a result of the increase in the Conversion Price, the number of shares into which the Preferred Stock is convertible will be decreased. As of February 1, 2004 (the date on which we are required to redeem the Preferred Stock), the number of shares of Common Stock into which the Preferred Stock will be convertible will be reduced from approximately 20 million to 8.4 million shares. Thus the potential dilution to holders of Common Stock resulting from the conversion of the Preferred Stock will be substantially reduced as a result of the Preferred Stock Proposal.

INTEREST OF DIRECTORS IN PROPOSAL

James W. Spann, Michael D. Tapp and Thomas O. Whitener are directors of Allis-Chalmers and serve on the Board as the designees of Energy Spectrum. Mssrs. Spann, Tapp and Whitener are also officers and partners of Energy Specrum and its affiliates and therefore have an interest in the Preferred Stock Proposal.

EFFECTIVE DATE

The preferred stock proposal will become effective upon filing of a certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which will be effected as soon as practicable following the effective date of the Written Consent.

ACCOUNTING CONSEQUENCES

The preferred stock proposal will lower the number of shares of Common Stock into which the Preferred Stock is convertible. NO APPRAISAL / DISSENTERS' RIGHTS Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to our proposed amendment to our Certificate of Incorporation to effect the reverse split and we will not independently provide our stockholders with any such right.

MATERIAL FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE PREFERRED STOCK PROPOSAL

The preferred stock proposal will not have any material U.S. tax consequences to the Company or to holders of our Common Stock.

                                  PROPOSAL FOUR
                      APPROVAL OF 2003 INCENTIVE STOCK PLAN

Our Board approved the 2003 Incentive Stock Plan (the "Plan") on February 25, 2003, subject to obtaining shareholder approval within 12 months. This Plan will be approved pursuant to the Written Consent, effective September 26, 2003. Under the Plan, the following benefits ("Benefits") may be granted: (a) stock appreciation rights ("Stock Appreciation Rights"); (b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) incentive stock options ("Incentive Options"); (e) nonqualified stock options ("Nonqualified Options" and, with Incentive Options, "Stock Options"); and (f) Stock Units ("Stock Units"). The purpose of the Plan is to provide employees, directors and others providing services to us with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to align the interest of participants with stockholders and to retain persons providing valuable services to us.

The Company is the issuer of the securities offered pursuant to the Plan. As of August 19, 2003, the closing bid and asking price for the securities issued pursuant to the Plan, shares of our Common Stock, on the OTC (Over the Counter) Bulletin Board were $0.52 per share and $0.90 per share, respectively. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

THE MAJOR FEATURES OF THE PLAN ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT OF THE PLAN, WHICH IS ATTACHED HERETO AS APPENDIX C.

PLAN ADMINISTRATOR

The Plan is administered by a committee of two or more directors, which our Board shall appoint (the "Administrator"). Our Board has appointed the Compensation Committee, whose members are Thomas O. Whitener and Saeed M. Sheikh, as the Administrator. The authority to interpret and administer the plan, including the authority to select persons eligible to participate in the Plan, to grant Benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants may be exercised by the Administrator in its sole discretion.

SHARES RESERVED

Subject to certain adjustment provisions relating to changes in capital stock, the maximum number of shares that may be issued under this Plan (the "Plan Maximum") will not exceed the lesser of 10% of our Common Stock outstanding from time to time and 4,000,000 shares of our Common Stock, which may be authorized but unissued or treasury shares. Shares of our Common Stock underlying outstanding Stock Options, Stock Appreciation Rights, or Performance Awards will reduce the Plan Maximum while such Stock Options, Stock Appreciation Rights or Performance Awards are outstanding or once such shares have been issued. Shares of our Common Stock underlying expired, canceled or forfeited Stock Options, Stock Appreciation Rights or Performance Awards shall be added back to the Plan Maximum. Restricted Stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of Restricted Stock shall be added to the Plan Maximum if such Restricted Stock is forfeited.

BENEFITS ISSUED UNDER THE PLAN

No Benefits have been issued under the Plan and we cannot determine the amount of Benefits which will be granted to participants under the Plan; however, the Board has recommended that the Compensation Committee approve the grant of stock and options under the plan as described in "Election of Directors--Board of Directors Compensation."

PARTICIPATION IN THE PLAN

Participants in the Plan will consist of such officers, key employees, directors and service providers of Allis-Chalmers or any subsidiary as the Administrator in its sole discretion shall determine. The Administrator will determine and fix the number of shares of stock with respect to which each participant may be granted Stock Options and other Benefits and the number of shares of Restricted Stock which each participant may be awarded, except that no Incentive Option may be granted under the Plan to any one participant which would result in the aggregate fair market value of underlying stock with respect to which Incentive Options are exercisable for the first time by such participant during any calendar year under any plan maintained by the Company (or any parent or subsidiary corporation of the Company) exceeding $100,000. Each grant or award under the Plan is to be evidenced by a written agreement, which will contain such provisions as may be approved by the Committee.

DESCRIPTION OF BENEFITS

INCENTIVE STOCK OPTIONS. Incentive Options are stock options to purchase shares of our Common Stock at not less than 100% of the fair market value of the shares on the date the option is granted (110% if the optionee owns stock possessing more than 10% of the combined voting power of all owners of our Common Stock), subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Internal Revenue Code.

NONQUALIFIED STOCK OPTIONS. Nonqualified Options are stock options that do not conform to the requirements of Section 422 of the Internal Revenue Code. Nonqualified Options will enable holders to purchase shares of our Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion.

STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive all or a portion of the difference between the fair market value of a share of our Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion.

RESTRICTED STOCK. Restricted Stock is our Common Stock issued or transferred under the Plan (other than upon exercise of stock options or as Performance Awards) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock Agreement as may be established by the Administrator in its sole discretion.

PERFORMANCE AWARDS. Performance Awards are Common Stock, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator, but not in any event more than five years.

STOCK UNITS. A Stock Unit represents the right to receive a share of our Common Stock at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion.

The Company has no current plan to issue Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards or Stock Units.

GENERAL PROVISIONS OF AWARDS

TERM; EXERCISE. No Right will have a term in excess of ten years, and Rights may become exercisable in one or more installments over a specified period of service measured from the grant date, and will be forfeited if the participant ceases to provide services to us. In the discretion of the Administrator, the exercise price for options may be paid in cash or by delivery of shares of Common Stock then owned by the participant.

TRANSFERABILITY. Benefits are generally neither transferable nor assignable by the optionee other than by will or by the laws of descent and distribution following an optionee's death, provided, however, that Nonqualified Options may be transferred to certain family members or entities in which the participant and the participant's family members own 80% of all interests.

CESSATION OF SERVICE. In the discretion of the Administrator, Benefits may be conditioned upon the continuation of service for the Company, provided that, in the case of the Incentive Options: (a) should a participant cease to remain in our service for any reason other than death, permanent disability, any unexercised Incentive Option held by the participant will terminate three (3) months following termination of employment; (b) should a participant die, any unexercised Incentive Options will terminate twelve (12) months following the date of the participant's death; and (c) should a participant cease to remain in our service by reason of permanent disability a participant will have twelve
(12) months following termination to exercise any unexercised Incentive Options.

ACCELERATION OF STOCK OPTIONS UPON CHANGE IN CONTROL. The Administrator may provide that a Benefit to the extent outstanding at the time of a Change in Control but not otherwise fully exercisable, will automatically accelerate so that such Benefit will, immediately prior to the effective date of such Change in Control, become fully exercisable for all the shares of our Common Stock at the time subject to the Benefit and may be exercised for any or all of those shares as fully vested shares. For this purpose, Change in Control is defined as:

                  (a) The acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than an Excluded Person (defined as any person who beneficially owned more than 10% of our outstanding shares at any time prior to March 6, 2003), of ownership of more than 50% of either: (i) the then outstanding shares of our Common Stock ("Outstanding Common Stock"); or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors ("Outstanding Voting Securities");

                  (b) Individuals who, as of the date of approval of the Plan by our Board, constitute our Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Approval by our stockholders of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, as the case may be, or at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                  (d) Approval by our stockholders of (i) our complete liquidation or dissolution or (ii) the sale or other disposition of all or substantially of our assets, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (B) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board of directors providing for such sale or other disposition of assets.

DIRECTORS FEES

The Plan specifically authorizes the Administrator to grant Benefits to directors as compensation for services as directors, including grants to directors who are members of the Compensation Committee or otherwise acting as the Administrator.

ADJUSTMENTS IN CERTAIN EVENTS

The number of shares subject to each outstanding stock option or Stock Appreciation Right or Restricted Stock award, the option price with respect to outstanding Stock Options, the grant value with respect to outstanding Stock Appreciation Rights and the aggregate number of shares remaining available under the Plan will be subject to adjustment by the Administrator to reflect events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

AMENDMENT OR TERMINATION OF THE PLAN

Our Board may terminate or amend the Plan at any time, provided that our Board may not, without stockholder approval, amend the Plan so as to increase the maximum number of shares in the aggregate which are subject to the Plan, change the class of persons eligible to be participants under the Plan or materially increase the rights accruing to participants under the Plan, and our Board may not, without the consent of the holder of a Benefit, reduce or impair any Benefit previously granted or awarded under the Plan.

Unless sooner terminated by the Board, the Plan will terminate no later than February 25, 2013. Termination of the Plan will not affect the validity or expiration date of any then outstanding Benefit.

EXERCISE; WITHHOLDING PAYMENTS

The Administrator will specify in its grants of Stock Options or other Benefits the time or times at which Benefits will be exercisable. At the time of exercise of any Stock Option granted pursuant to the Plan, the participant must pay the full option price of all shares purchased in cash or, with the consent of the Administrator, in Common Stock.

The Company or may become obligated to pay amounts for income tax withholding upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of Restricted Stock or the expiration of restrictions applicable to Restricted Stock, or upon a disqualifying disposition of shares acquired upon exercise of an Incentive Option. In such event, the Company may defer making payment or delivery of any benefit until the participant has made an acceptable arrangement with respect to such obligation. With the consent of the Administrator, a participant may satisfy such withholding obligations by electing to reduce the number of shares of Common Stock deliverable to the participant upon exercise of a stock option or Stock Appreciation Right or award of Restricted Stock.

SEQUENTIAL EXERCISE

Successive stock options and Stock Appreciation Rights may be granted to the same participant, whether or not any Stock Option or Stock Appreciation Right previously granted to such participant remains unexercised. A Stock Option or Stock Appreciation Right may be exercised even though Stock Options and Stock Appreciation Rights previously granted to such participant remain unexercised.

FEDERAL INCOME TAX CONSEQUENCES

The rules governing the tax treatment of stock options, Stock Appreciation Rights, Restricted Stock and shares acquired upon the exercise of stock options and Stock Appreciation Rights are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, the statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

INCENTIVE OPTIONS. Incentive Options granted pursuant to the Plan are intended to qualify as "Incentive Stock Options' within the meaning of Section 422A of the Code. If the participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such participant and within two years from grant of the option, such participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of the Incentive Options or the issuance of shares upon their exercise.

If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

NONQUALIFIED OPTIONS A participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as capital gain or loss.

STOCK APPRECIATION RIGHTS A participant generally will recognize ordinary income upon the exercise of a Stock Appreciation Right in an amount equal to the amount of cash received and the fair market value of any securities received at the time of exercise, plus the amount of any taxes withheld. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfied certain federal income tax withholding requirements.

RESTRICTED STOCK A participant granted shares of Restricted Stock under the Plan is not required to include the value of such shares in ordinary income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. The Company will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements.

                                PROPOSAL NUMBER 5
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


Our Board has reappointed Gordon, Hughes & Banks, LLP as our independent auditors to audit our financial statements for the current fiscal year, and stockholders will ratify the appointment of Gordon, Hughes & Banks, LLP pursuant to the Written Consent. Gordon, Hughes & Banks, LLP is the independent auditor for the Company and its subsidiaries and has reported on the Company's 2002 and 2001 consolidated financial statements. Gordon, Hughes & Banks, LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the Securities and Exchange Commission. Our independent auditors are appointed by our Board after receiving the recommendation of the Audit Committee.

AUDIT FEES

The aggregate fees for professional services rendered by Gordon, Hughes & Banks, LLP in connection with their audit of the our consolidated financial statements and review of the consolidated financial statements included in the company's quarterly reports on Form 10-Q during 2002 were $8,480.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Gordon, Hughes & Banks, LLP did not provide any services related to financial information systems design and implementation for the fiscal year ended December 31, 2002.

ALL OTHER FEES

The aggregate fees billed for all other services rendered by Gordon, Hughes & Banks, LLP for the fiscal year ended December 31, 2002 were $60,495 for audit-related services (excluding travel expenses). There were no non-audit services performed by Gordon, Hughes & Banks, LLP for the fiscal year ended December 31, 2002.

REVIEW OF AUDITOR INDEPENDENCE

The Audit Committee of the Board of Directors has considered the non-audit services provided by Gordon, Hughes & Banks, LLP and determined that such services are compatible with maintaining Gordon, Hughes & Banks, LLP's independence, and has recommended the selection of Gordon, Hughes & Banks, LLP as the Company's auditors to the Board of Directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of July 28, 2003 by (i) all persons known to beneficially own five percent (5%) or more of the our Common Stock, (ii) each director, (iii) the executive officers named below under Executive Compensation - 2002 Summary Compensation Table, and (iv) all current directors and executive officers as a group.

                                                                     Ownership
Name                                            Number of Shares     Percentage
----                                            ----------------     ----------

Energy Spectrum (1)                                15,980,987           55.0%
Munawar H. Hidayatallah  (2)                       4,375,000            22.3%
Colebrooke Investments, Inc.  (3)                  3,375,000            17.2%
Robert E. Nederlander (4)                            341,310             1.7%
Leonard Toboroff  (5)                                591,309             2.9%
Saeed Sheikh                                       1,000,000             5.1%
James W. Spann (1)                                15,980,987            55.0%
Michael D. Tapp (1)                               15,980,987            55.0%
Thomas O. Whitener (1)                            15,980,987            55.0%
David Groshoff(6)                                    585,100             3.0%
Jens H. Mortensen (7)                             19,795,537            52.1%
Executive Officers as a group                     20,170,537            63.6%
 (2 persons)
All directors and executive officers
  as a group (10 persons)                         42,689,644            89.03%


* Beneficial ownership is calculated in accordance with Rule 13d-3 of the Rules of the Securities and Exchange Commission which provides that in calculating the number and percentage of shares held by each beneficial owner: Common Stock which may be obtained upon the exercise or conversion of securities beneficially held by such beneficial owner are deemed to be outstanding; however, Common Stock which may be obtained upon exercise or conversion of securities held by others are not deemed to be outstanding.
___________

(1) Energy Spectrum includes Energy Spectrum Partners, L.P., a Delaware limited partnership, the principal business of which is investments, Energy Spectrum Capital LP ("Energy Spectrum Capital"), a Delaware limited partnership, the principal business of which is serving as the general partner of Energy Spectrum Partners, L.P., Energy Spectrum LLC ("Energy Spectrum LLC") a Texas limited liability company, the principal business of which is serving as the general partner of Energy Spectrum Capital, and Sydney L. Tassin, James W. Spann,

Michael D. Tapp, James P. Benson, Leland B. White and Thomas O. Whitener, Jr., executives and principles of the foregoing persons. The principal business address of each of the foregoing persons is 5956 Sherry Lane, Suite 900, Dallas, Texas 75225. Messrs. Tassin, Spann, Benson, White and Whitener are the members and managers of Energy Spectrum LLC, and Messrs. Tassin (President), Whitener (Chief Operating Officer) and Spann (Chief Investment Officer) are executive officers of Energy Spectrum LLC. Energy Spectrum Partners, L.P. is the record owner of 6,559,863 shares of our Common Stock, warrants to purchase 1,312,500 shares of our Common Stock, and 3,500,000 shares of our Preferred Stock which, along with accrued dividend rights, are convertible into 8,108,334 shares of our Common Stock. Upon conversion of our Preferred Stock and exercise of the warrants, Energy Spectrum Partners, L.P. would beneficially own approximately 55.0% of our outstanding Common Stock. The other persons listed above are also deemed to beneficially own the securities held of record by Energy Spectrum Partners, L.P.

(2) Mr. Hidayatallah's address is 7660 Woodway, Suite 200, Houston, Texas 77064.

(3) Colebrooke Investments, Inc. is a limited company organized under the laws of Guernsey, whose address is LaPlaiderie House, St. Peter Port, Guernsey GY13DQ. No natural person controls Colebrooke, and none of our officers or directors has a financial interest in Colebrooke. The owner of all of Colebrooke's shares is Jupiter Trust, a Guernsey trust. The corporate trustee of Jupiter Trust is the Ansbacher Trust Company ("Ansbacher"), a Guernsey trust in which action is taken upon majority vote of such trust's three directors, Messrs. Robert Bannister and Phillip Retz and Ms. Rachel Whatley. Such directors have absolute discretion to take action and make investment decisions on behalf of Ansbacher and can be deemed to control Ansbacher, which has sole voting and dispository power over the shares of Colebrooke. There are no individuals directors of Colebrooke; the corporate director for Colebrooke is Plaiderie Corporate Directors One Limited, a Guernsey Company ("Plaiderie"). Plaiderie is wholly-owned by Ansbacher Guernsey Limited ("Ansbacher Limited"), a controlled registered bank in Guernsey. The ultimate parent of Ansbacher Limited is First Rand Limited ("First Rand"), a publicly-owned company listed on the Johannesburg Stock Exchange. First Rand can be deemed to control Plaiderie.

(4) Includes options to purchase 2,000 shares of our Common Stock at an exercise price of $2.75 per share which are currently exercisable.

(5) Includes options to purchase 500,000 shares of our Common Stock at an exercise price of $0.50 per share and options to purchase 2,000 shares of our Common Stock at an exercise price of $2.75 per share, all of which are currently exercisable. See "Certain Relationships and Related Transactions."

(6) Mr. Groshoff has the authority to vote and to direct the disposition of these shares on behalf of the Pension Benefit Guaranty Corporation.

(7) Includes 1,397,849 shares of Common Stock and 18,397,688 shares of Common Stock which Mr. Mortensen has the right to obtain upon the exercise of Mr. Mortensen right to convert his interest in Jens' into shares of our Common Stock pursuant to an Option Agreement either into in connection with the acquisition of Jens' (see "Certain Relationships and Related Transactions")

                 INFORMATION RELATING TO OUR EXECUTIVE OFFICERS

The names of our current executive officers, and certain information about them, are set forth below.

NAME                          AGE                       POSITION
----                          ---                       --------
Munawar H. Hidayatallah       59    Chief Executive Officer and Chairman since May 2001 and
                                    President from May 2001 until February 2003. Mr.
                                    Hidayatallah founded OilQuip in February 2000 and has
                                    significant experience in the oil field services
                                    industry. From 1994 until August 1999, Mr. Hidayatallah
                                    was the Chief Financial Officer and a director of IRI
                                    International, Inc., which was acquired by National
                                    Oilwell, Inc. in early 2000. IRI International, Inc.
                                    manufactured, sold and rented equipment to the oilfield
                                    and natural gas exploration and production sectors.
                                    From August 1999 until February 2000, Mr. Hidayatallah
                                    worked as a consultant to IRI International, Inc. and
                                    Riddell Sports, Inc.

Jens H. Mortensen             50    Mr. Mortensen has served as President of Jens' since he
                                    founded Jens' in 1982 after having spent eight years in
                                    operations and sales positions with a South Texas
                                    casing crew operator. As sole stockholder and CEO of
                                    Jens', he grew the company from its infancy to about
                                    $10.0 million of revenues in 2001. His experience
                                    includes extensive knowledge of specialized equipment
                                    utilized to install the various strings of casing
                                    required to drill and complete oil and gas wells.

Todd Seward                   41    Mr. Seward has served as our Chief Accounting Officer
                                    since September 2002 and from October 2001through
                                    September 2002 served as our Corporate Controller. From
                                    February 2000 to October 2001, Mr. Seward was an
                                    Executive Accounting Consultant where he served as a
                                    Regional Controller for Cemex, the world's third
                                    largest cement company. From February 1997 until
                                    February 2000, Mr. Seward served as Director of Finance
                                    for APS Holdings, Inc., a $750 million consumer branded
                                    auto parts distributor and reseller. Mr. Seward has 16
                                    years of experience in all aspects of accounting,
                                    financial and treasury management. He possesses an
                                    extensive background in SEC reporting including IPO's
                                    and GAAP. Mr. Seward received his BBA in Accounting
                                    from Trinity University.


                                       27

Terrence Keane                51    Terrence P. Keane has served as President and Chief
                                    Executive Officer of the Company's AirComp, LLC
                                    subsidiary since its formation on July 1, 2003, and
                                    served as a consultant to M-I, LLC in the area of
                                    compressed air drilling from July 2002 until June 2003.
                                    From March, 1999 until June 2002, Mr. Keane served as
                                    Vice President and General Manager - Exploration,
                                    Production and Processing Services for Gas Technology
                                    Institute where he was responsible for all sales,
                                    marketing, operations and research and development of
                                    the exploration, production and processing business
                                    unit. For more than ten years prior to jointing the Gas
                                    Technology Institute, Mr. Keane had various positions
                                    with Smith International, Inc., Houston Texas, most
                                    recently in the position of VicePresident Worldwide
                                    Operations and Sales for Smith Tool.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as beneficial owners of 10% or more of the Company's Common Stock, to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company and by individual directors, executive officers and such beneficial owners, the Company believes that during the fiscal year ended December 31, 2002 all its directors, executive officers and beneficial owners of 10% or more of its Common Stock complied with the Section 16(a) filing requirements, except that Todd Seward filed a Form 3 late in connection with his becoming Chief Accounting Officer in November 2002.

                             EXECUTIVE COMPENSATION

                         2002 SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid or awarded by us in 2002 and 2001 to all persons who served as executive officers during 2002 who received more than $100,000 in salary and bonus compensation. None of the named individuals received compensation during 2000.



                                            Annual Compensation
Name and
Principal Position                  Year      Salary           Bonus(2)
------------------                  ----      ------           --------
Munawar H. Hidayatallah,
President, Chairman &               2002      $294,666(1)      $143,000
Chief Executive Officer             2001      $240,635(3)      77,000(3)

Jens H. Mortensen, President and    2002      $137,500         $0
Chief Operations Officer (4)        2001      $0               $0



(1)  Of this amount, $65,000 was deferred and not paid during 2002.
(2) The amount of bonuses awarded to Mr. Hidayatallah was determined pursuant to his employment agreement, based on acquisitions completed by the Company (see, "Employment Agreements with Management," below)
(3)  These amounts were deferred and paid to Mr. Hidayatallah in 2002
(4) Mr. Mortensen served as President of Jens' since we acquired Jens' in February 2002 and as such has been considered one of our executive officers; in February 2003 Mr. Mortensen was named our President and Chief Operations Officer.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2002 with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans.

                                      Number of               Weighted-avera
                                      securities to be        exercise         Number of securities
                                      issued upon             price of         remaining available for
                                      exercise of             outstanding,     future issuance under
                                      outstanding             options,         equity compensation plans
                                      options, warrants       warrants and     (excluding securities
Plan Category                         and rights              rights           reflected in column A)
-------------                         ----------              ------           ----------------------
Equity compensation plans
approved by security holders(1)       0                                        2,500,000

Equity compensation plans
not approved by
security holders                      3,956,500               $0.26            0
                                      ----------                               ----------------------
Total                                 3,956,500               $0.26            2,500,000
                                      ==========                               ======================
____________

(1) Consists of the 2002 Incentive Stock Plan. This plan terminated on March 6, 2003, and there were no options outstanding under this plan at December 31, 2002. On February 25, 2003, we adopted, subject to shareholder consent, the 2003 Incentive Stock Plan pursuant to which options to acquire up to the lesser of 10% of our outstanding Common Stock and 4,000,000 shares of Common Stock may be issued.

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS:

These plans comprise the following:

In 1999 and 2000, the Board compensated former and continuing Board members who had served from 1989 to March 31, 1999 without compensation by issuing promissory notes totaling $325,000 and by granting stock options to these same individuals. Options to purchase 24,000 shares of Common Stock were granted with an exercise price of $2.75. These options vested immediately and may be exercised any time prior to March 28, 2010. During 2000 or 2001, none of these options were exercised.

On May 31, 2001, our Board granted to one of our directors, Leonard Toboroff, an option to purchase 500,000 shares of Common Stock at $0.50 per share, exercisable for 10 years from October 15, 2001. The option was granted for services provided by Mr. Toboroff to OilQuip prior to the merger of OilQuip Rentals, Inc. and Allis-Chalmers Corporation, including providing financial advisory services, assisting in OilQuip's capital structure and assisting OilQuip Rentals, Inc. in finding strategic acquisition opportunities.

In conjunction with the purchase of assets of Mountain Compressed Air, Inc. in February of 2001, we issued a Common Stock warrant for 620,000 shares to a third-party investment firm that assisted the Company in its initial identification and purchase of the assets. The warrant entitles the holder to acquire up to 620,000 shares of Common Stock of Mountain Air at an exercise price of $.01 per share over a nine-year period commencing on February 7, 2001.

In February 2001, we issued two warrants ("Warrants A and B") for the purchase of 1,165,000 total shares of the Company's Common Stock at an exercise price of $0.15 per share and one warrant for the purchase of 335,000 shares of the Company's Common Stock at an exercise price of $1.00 per share in connection with the subordinated debt financing of Mountain Air in 2001. The holders may redeem Warrants A and B for a total of $1,500,000 as of January 31, 2004 and January 31, 2005, respectively.

On February 6, 2002, in connection with the acquisition of substantially all of the outstanding stock of Strata, the Company issued a warrant for the purchase of 437,500 shares of the Company's Common Stock at an exercise price of $1.00 per share over the term of four years.

OPTION GRANTS IN LAST FISCAL YEAR

In 2002, we adopted the 2002 Incentive Stock Plan and issued options to purchase 575,000 shares to former officers. These options were subject to vesting requirements and did not vest prior to the termination of the employment of the officers. Moreover, the 2002 Incentive Stock Plan automatically terminated on March 6, 2003, as a result of our failure to obtain stockholder approval of the plan prior to such date. As discussed above, on February 25, 2003, our Board approved the Allis-Chalmers 2003 Incentive Stock Plan, which is being approved by stockholders pursuant to the Written Consent; however, no options have been issued pursuant to this plan.

EMPLOYMENT AGREEMENTS WITH MANAGEMENT

Mr. Hidayatallah serves as our Chief Executive Officer and Chairman of the Board pursuant to the terms of a three-year employment agreement dated as of February 7, 2001. Under the terms of his employment agreement, Mr. Hidayatallah receives an annual base salary of $300,000 subject to increase or decrease by our Board, but in no event will the base salary be less than $200,000. In addition, Mr. Hidayatallah is entitled to receive incentive compensation equal to one-half of one percent of the purchase price of any company we acquire. If Mr. Hidayatallah's employment is terminated by us for any reason other than "cause", as defined in Mr. Hidayatallah's employment agreement, or death or disability, then he is entitled to receive his then current salary for 12 months following the date of his termination reduced by the compensation Mr. Hidayatallah receives from any new employer during such period. If Mr. Hidayatallah's employment agreement is terminated as a result of his disability, then he is entitled to receive his then current salary for up to 6 months or until he obtains rights under any disability plan we maintain for him. In addition, we are required to maintain a term life insurance policy in the amount of $2,500,000 the proceeds of which would be used to repurchase shares of our Common Stock from Mr. Hidayatallah's estate in the event of his death. The number of shares purchased will be determined based upon the fair market value of our Common Stock, as determined by a third party experienced in valuations of this type, appointed by the Company.

Jens H. Mortensen, Jr. serves as President of Jens' pursuant to the terms of a three year employment agreement dated February 1, 2002. Under the terms of his agreement, Mr. Mortensen receives a salary of $150,000 that may not be reduced below such amount. If Mr. Mortensen's agreement is terminated by us for any reason other than "cause", as defined in Mr. Mortensen's agreement, or death or disability, then he is immediately entitled to receive all amounts due through the term of his agreement. He also serves as our President and Chief Operation Officer, but does not receive additional compensation for such services.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of our Board serves as an administrative arm of our Board to make decisions regarding executive compensation and to make recommendations to our Board on compensation matters generally. The following is the report of the Compensation Committee describing compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 2002.

GENERAL

The Compensation Committee is a standing committee currently comprised of two nonemployee directors, Saeed M. Sheikh and Thomas O. Whitener. After evaluating management's performance and the recommendation of the Company's senior officers, the Compensation Committee recommends compensation and pay levels for executive officers to the full Board for approval. Stock option grants are approved by the Compensation Committee.

OVERVIEW AND POLICIES FOR 2002

The goals of the Compensation Committee are to attract, motivate, and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. To meet these goals, the compensation program for our executive officers consists of the following components:

     o  Base Salary,

     o  Annual Bonus, and

     o  Long-Term Stock Option Incentives.

In fiscal year 2002, the Compensation Committee reviewed the compensation of the Company's key executive officers by evaluating Company performance along with each executive's scope of responsibility and prior experience, and also took into account the salaries for similar positions at comparable companies. In reviewing the compensation, the Compensation Committee focused on each executive's prior performance with the Company and expected contribution to the Company's future success. Due to our financial difficulties in 2002, no bonuses were awarded to our executive officers other than bonuses awarded in accordance with the terms of Mr. Hidayatallah's employment agreement. The Compensation Committee approved the issuance of stock options to two executive officers in 2002. However, the employment of these officers was terminated in 2002 and these options terminated before any portion vested. There are no outstanding options granted to executive officers of the Company under any compensation plan.

The cash compensation for Munowar H. Hidayatallah was negotiated between Mr. Hidayatallah and the Company's predecessor, OilQuip Rentals, Inc., prior to the merger of OilQuip Rentals, Inc. and the Company (see, "Employment Agreements with Management"). The Company has the right to increase or decrease Mr. Hidayatallah's current annual salary of $300,000 (but may not decrease it below $200,000), but the Compensation Committee has determined not to recommend any adjustment.

Similarly Mr. Mortensen's salary and employment agreement was negotiated prior to the formation of the Compensation Committee in connection with the acquisition of Jens', and the terms of Mr. Mortensen's employment agreement was approved by our Board in connection with the approval of the acquisition of Jens'. Finally, Mr. Seward's compensation was negotiated by our Chief Executive Officer in connection with Mr. Seward becoming our Controller. Upon his becoming our Chief Accounting Officer, Mr. Seward's compensation was increased with the approval of the Compensation Committee.

The Company intends to provide stock options under the 2003 Incentive Stock Plan to executive officers (including our Chief Executive Officer and our President and Chief Operating Officer) in order to provide performance-based compensation to these executives; however, no options have been issued to date under the Option Plan and no determination has been made as the number of options to be awarded. The purposes of the Option Plan are to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. In general, the Company intends to incorporate vesting periods to encourage employees to remain with the Company. The size of each option grant will be based on the recipient's position and tenure with the Company, the recipient's past performance, and the anticipated contribution to be made by the recipient.

The Compensation Committee will also consider the issuance of shares of our Common Stock and options to purchase shares to our directors to compensate them for their services as directors.

The Compensation Committee will consider the effect of Code Section 162(m) on the compensation paid to the Company's executive officers. Code Section 162(m) disallows a tax deduction for any publicly held corporation to the extent compensation for any of its named executive officers exceeds $1 million, unless compensation is performance-based or qualifies for another exemption. Where reasonably practicable, the Company will seek to qualify the compensation paid to our executive officers for an exemption from the deductibility limitations of Code Section 162(m). Stockholder approval of the material terms of the Option Plan is expected to preserve potential corporate tax deductions under Code
Section 162(m).

SUMMARY

The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term shareholder value.


                                          Members of the Compensation Committee:


                                               Saeed M. Sheikh
                                               Thomas O. Whitener

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

The Audit Committee is responsible for reviewing the financial information that will be provided to shareholder and others, monitoring the Company's system of internal accounting controls, making recommendations to our Board regarding the selection of independent auditors and providing to our Board such additional information and materials as the Committee may deem necessary to make our Board aware of significant financial matters which require the Board's attention. The Audit Committee operates under a written Audit Committee Charter adopted by our Board in March 2002, a copy of which is attached to this Information Statement as Appendix D.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with management and Gordon, Banks and Hughes, LLP, our independent auditor. In addition, the Audit Committee has discussed with Gordon, Banks & Hughes, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from Gordon, Banks & Hughes LLP, as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of Gordon, Banks & Hughes with that firm. The Audit Committee also has considered the non-audit services provided by Gordon, Banks & Hughes prior to 2002 and determined that the services provided are compatible with maintaining their independence (Gordon, Banks & Hughes did not provide any non-audit services to the Company in 2002).

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of accounting or auditing, including determination of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on the Audit Committee's review of the matters noted above and its discussions with the Company's independent auditors and the Company's management, the Audit Committee recommended to our Board that the financial statements be included in the Company's Annual Report on Form 10-K, as amended.

                                               Respectfully Submitted by:

                                               MEMBERS OF THE AUDIT COMMITTEE
                                               OF THE
                                               BOARD OF DIRECTORS

                                               James W. Spann
                                               Michael D. Tapp

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq Market Index and the Media General Financial Services Oil and Gas Equipment and Services index for the period commencing January 1, 1997 and ending on December 31, 2002. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

      The graph assumes that $100 was invested on January 1, 1997 in the Company's Common Stock and in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                              [GRAPH DEPICTED HERE]

[Data represented by graph]
                                  1997        1998        1999        2000        2001       2002
                                  ----        ----        ----        ----        ----       ----
ALLIS-CHALMERS CORPORATION       100.00      131.03       82.76       39.67      26.21       14.07
MG GROUP INDEX                   100.00       51.42       68.98       95.20      67.03       62.36
NASDAQ MARKET INDEX              100.00      141.04      248.76      156.35      124.64      86.94

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2001, we owed Mr. Hidayatallah $318,000 related to deferred compensation, and Mr. Hidayatallah owed us $61,000 for advances. No interest was charged on either of these obligations, any all amounts were paid in the first quarter of 2002. No loans by the Company were outstanding at December 31, 2002. At December 31, 2002, the Company owed Mr. Hidayatallah $78,000 related to deferred compensation and for advances to the Company totaling $49,000.

Mr. Hidayatallah is a personal guarantor of substantially all of the financing extended to us by commercial banks.

On May 31, 2001, options to purchase 500,000 shares of our Common Stock with an exercise price of $0.50 per share were granted to our director Leonard Toboroff in connection with services provided by Mr. Toboroff, including providing financial advisory services to OilQuip, introducing OilQuip to us, assisting in the capital structure of OilQuip and assisting OilQuip in finding strategic acquisition opportunities through the introduction of OilQuip to equity sources. Such options may be exercised at any time prior to October 13, 2011.

In February 2002, we purchased from our current President and Chief Operating Officer, Jens H. Mortensen, 81% of the outstanding stock of Jens' for (i) $10,250,000 in cash, (ii) a $4,000,000 note payable with a 7.5% interest rate and the principal due in four years, (iii) $1,234,560 for a non-compete agreement payable monthly for five years, (iv) an additional payment of $841,000 based upon Jens' working capital as of February 1, 2002 and (v) 1,397,849 shares of our Common Stock. We entered into a three-year employment agreement with Mr. Mortensen under which we will pay Mr. Mortensen a base salary of $150,000 per year. We also entered into a Shareholders Agreement with Jens' and Mr. Mortensen providing for restrictions against transfer of the stock of Jens' by us and Mr. Mortensen, entered into an Option Agreement pursuant to which Mr. Mortensen has the option to exchange his shares of stock of Jens' for shares of our Common Stock with a value equal to 4.6 times the trailing EBITDA of Jens' determined in accordance with GAAP, less any inter-company loans or third party investments in Jens', times nineteen percent (19%). Our Common Stock will be valued based on the average closing bid price for the stock for the preceding 30 days. Mr. Mortensen has a demand registration right pursuant to the Shareholder Agreement that requires the Company to register his shares of the Company under the Securities Act of 1933, as amended, which can be exercised until August 1, 2005, at Mr. Mortensen's cost, along with piggyback registration rights.

Mr. Mortensen leases to Jens' a yard in Pearsall, Texas and received rental payments totaling $28,800 in 2002. In addition, Mr. Mortensen and members of his family own 100% of Tex-Mex Rental & Supply Co., a Texas corporation, that sold approximately $290,000 of equipment and other supplies to the Company in 2002. Management of the Company believes these transactions were on terms at least as favorable to the Company as could have been obtained from unrelated third parties.

We acquired 100% of the preferred stock and 95% of the Common Stock of Strata in consideration for the issuance to Energy Spectrum of 6,559,863 shares of our Common Stock, warrants to purchase an additional 437,500 shares of Company Common Stock at an exercise price of $0.15 per share and 3,500,000 shares of Preferred Stock. In addition, as a result of our failure to redeem the Preferred Stock prior to February 4, 2003, we issued to Energy Spectrum an additional warrant to acquire 875,000 shares at an exercise price of $0.15 per share. Energy Spectrum, which is now our largest shareholder, is a private equity fund headquartered in Dallas, Texas. Energy Spectrum's principals include three of our directors, James W. Spann, Michael D. Tapp, and Thomas O. Whitener.


                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                           FOR OUR NEXT ANNUAL MEETING

Stockholders are entitled to present proposals for action at our 2004 Annual Meeting of Stockholders if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of shareholders of the Company that are intended to be presented for consideration at the Company's 2004 Annual Meeting of Stockholders must be received by the Company no later than [120 DAYS BEFORE MAILING DATE], 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Commission, in order that they may be considered for inclusion in the Information Statement and form of proxy relating to that meeting.




                                  OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

                                   APPENDIX A

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                                       OF
                           ALLIS-CHALMERS CORPORATION

Allis-Chalmers Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Allis-Chalmers Corporation

SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State is March 15, 1913.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend Article Fourth of the Certificate of Incorporation of the Corporation to read in its entirety as follows:

         FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is ** Million (**,000,000) shares, divided into ** Million (**,000,000) shares of Common Stock of the par value of $.01 per share, and Ten Million (10,000,000) shares of preferred stock of the par value of $.01 per share. The Board of Directors of the Corporation shall have the authority to issue such shares of common stock and preferred stock in one or more classes or series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, if any, and such qualifications, limitations or restrictions thereof, if any, as shall be provided for in a resolution or resolutions adopted by the Board of Directors of the Corporation and filed as a Certificate of Designations pursuant to Section 151(g) of the General Corporation Law of the State of Delaware. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each [**] (**) shares of the Corporation's Common Stock, par value $.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the average of the closing bid and asked price of the Corporation's Common Stock as reported on The OTC Bulletin Board during the five trading days prior to the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware, or, if the Corporation's Common Stock is not then reported on the OTC Bulletin Board, based upon the fair market value of the Common Stock as determined by the board of directors of the Corporation."

FOURTH: This Certificate of Amendment of Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was 19,633,340 shares of Common Stock and 3,500,000 shares of Series A 10% Cumulative Convertible Preferred Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, and a majority of the outstanding shares of Series A 10% Cumulative Convertible Preferred Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock and the outstanding shares of the Preferred Stock, voting together as a single class and a majority of the outstanding shares of the Series A 10% Cumulative Convertible Preferred Stock, voting as a single class."

IN WITNESS WHEREOF, Allis-Chalmers Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of _________________________."


** The number of shares of Common Stock that will be converted into one share of Common Stock on the date the Certificate of Amendment is filed with the Secretary of State of Delaware will range from three to ten with the exact number to be determined by the Board of Directors. The number of authorized shares of Common Stock shall be a multiple of five million which results in a ratio of issued shares to authorized shares that most closely approximates the ratio of issued shares to authorized shares immediately prior to the date the Certificate of Amendment is filed with the Secretary of State of Delaware.

                                APPENDIX B

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                                       OF
                           ALLIS-CHALMERS CORPORATION

Allis-Chalmers Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Allis-Chalmers Corporation

SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State is March 15, 1913.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the Certificate of Designation, Preferences and Rights of the Series A 10% Cumulative Convertible Preferred Stock ($0.01 Par Value) of Allis-Chalmers Corporation, to amend and restate the definition of "Conversion Price" appearing in Section 1 of said Certificate of Designation, as follows:

         "Conversion Price" shall mean $0.50 per share, subject to adjustment and readjustment from time to time as provided in Section 11(b) and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 11(b)."

FOURTH: This Certificate of Amendment of Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment 19,633,340 shares of Common Stock and 3,500,000 shares of Series A 10% Cumulative Convertible Preferred Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, and a majority of the outstanding shares of Series A 10% Cumulative Convertible Preferred Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class and a majority of the outstanding shares of the Series A 10% Cumulative Convertible Preferred Stock, voting as a single class."

IN WITNESS WHEREOF, Allis-Chalmers Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of _________________________."

                                APPENDIX C

                           ALLIS-CHALMERS CORPORATION
                            2003 INCENTIVE STOCK PLAN

1. PURPOSE. The purpose of the Allis-Chalmers Corporation ("Corporation") Incentive Stock Plan (the "Plan") is to encourage key employees, directors and service providers of the Corporation and such subsidiaries of the Corporation as the Administrator designates to acquire common stock of the Corporation (the "Common Stock") or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such individuals and the Corporation and thus provide an incentive to contribute to the success of the Corporation and align the interests of key employees, directors and service providers with the interests of the shareholders of the Corporation.

2. ADMINISTRATION. The Plan shall be administered by a committee of two or more directors, which the board of directors of the Corporation shall appoint (the "Administrator"). The directors appointed to such committee shall be Non-Employee Directors as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act") or any successor regulations.

The authority to select persons eligible to participate in the Plan, to grant Benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various Participants or with respect to different grants to the same Participant), may be exercised by the Administrator in its sole discretion.

Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the Benefits granted pursuant to the Plan as he or she may deem necessary or advisable.

The Board of Directors in its discretion may delegate and assign specified duties and authority of the Administrator to any other committee and retain other duties and authority. Also, the Board of Directors in its discretion may appoint a separate committee of outside directors to make awards that satisfy the requirements of Section 162(m) of the Internal Revenue Code.

3. SHARES RESERVED UNDER THE PLAN. Subject to the provisions of Section 12 (relating to adjustment for changes in capital stock) the maximum number of shares that may be issued under this Plan shall not exceed the lesser of 10% of the common stock outstanding from time to time and 4,000,000 shares of Common Stock, which may be authorized but unissued or treasury shares.

As used in this Section 3, the term Plan Maximum shall refer to the number of shares of Common Stock that are available for grant of awards pursuant to the Plan. Stock underlying outstanding options, stock appreciation rights, or performance awards will reduce the Plan Maximum while such options, stock appreciation rights or performance awards are outstanding. Shares underlying expired, canceled or forfeited options, stock appreciation rights or performance awards shall be added back to the Plan Maximum. When the exercise price of stock options is paid by delivery of shares of Common Stock, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Administrator approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to an option, or if a stock appreciation right is exercised for cash or a performance award is paid in cash the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of restricted stock shall be added back to the Plan Maximum if such restricted stock is forfeited.

4. PARTICIPANTS. Participants will consist of such officers, key employees, directors and service providers of the Corporation or any designated subsidiary as the Administrator in its sole discretion shall determine. Designation of a Participant in any year shall not require the Administrator to designate such person to receive a Benefit in any other year or to receive the same type or amount of Benefit as granted to the Participant in any other year or as granted to any other Participant in any year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Benefits.

5. TYPES OF BENEFITS. The following Benefits may be granted under the Plan: (a) stock appreciation rights ("SARs"); (b) restricted stock ("Restricted Stock");
(c) performance awards ("Performance Awards"); (d) incentive stock options ("ISOs"); (e) nonqualified stock options ("NQSOs"); and (f) Stock Units, all as described below ("Benefits").

The Administrator may (a) award Benefits in the alternative so that acceptance of or exercise of one Benefit cancels the right of a Participant to another and
(b) award Benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of the Plan that the Administrator in its sole discretion shall determine.

6. STOCK APPRECIATION RIGHTS. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion. At the discretion of the Administrator, SARs may be exercised (a) in lieu of exercise of an option, (b) in conjunction with the exercise of an option, (c) upon lapse of an option, (d) independent of an option or (e) each of the above in connection with a previously awarded option under the Plan. If the option referred to in (a), (b) or (c) above qualified as an ISO pursuant to Section 422 of the Internal Revenue Code of 1986 (Code), the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR. At the discretion of the Administrator, payment for SARs may be made in cash or shares of Common Stock, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Administrator.

7. RESTRICTED STOCK. Restricted Stock is Common Stock issued or transferred under the Plan (other than upon exercise of stock options or as Performance Awards) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted Stock:

(a) The purchase price, if any, will be determined by the Administrator.

(b) The period of restriction shall be established by the Administrator for any grants of Restricted Stock;

(c) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods; (iii) representation by the recipient that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

(d) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

(e) The Participant shall be entitled to vote the Restricted Stock during the period of restriction.

(f) The Administrator shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

8. PERFORMANCE AWARDS. Performance Awards are Common Stock, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator, but not in any event more than five years. The goals established by the Administrator may include return on average total capital employed, earnings per share, increases in share price or such other goals as may be established by the Administrator. In the event the minimum corporate goal is not achieved at the conclusion of the period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Common Stock or in a combination of both, as the Administrator in its sole discretion determines. If Common Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

9. INCENTIVE STOCK OPTIONS. ISOs are stock options to purchase shares of Common Stock at not less than 100% of the fair market value of the shares on the date the option is granted (110% if the optionee owns stock possessing more than 10% of the combined voting power of all owners of stock of the Corporation or a subsidiary), subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. Said purchase price may be paid (a) by check or (b), in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant, or (c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000.00 or such other maximum applicable to ISOs as may be in effect from time to time under the Code. ISOs shall be granted only to employees of the Corporation and designated subsidiaries. The maximum term of an ISO shall be ten years from the date it was granted (five years if the optionee owns more than 10% of the total combined voting power of all classes of stock of the Corporation or a subsidiary). No ISO shall be awarded after the date preceding the tenth anniversary of the effective date of the Plan.

10. NONQUALIFIED STOCK OPTIONS. NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid (a) by check or (b), in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant, or (c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement. NQSOs shall be exercisable no later than ten years after the date they are granted.

11. STOCK UNITS. A Stock Unit represents the right to receive a share of Common Stock from the Corporation at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion. The Participant generally does not have the rights of a shareholder until receipt of the Common Stock. The Administrator may in its discretion provide for payments in cash, or adjustment in the number of Stock Units, equivalent to the dividends the Participant would have received if the Participant had been the owner of shares of Common Stock instead of the Stock Units.

12. ADJUSTMENT PROVISIONS.

(a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such Benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

(b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

13. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control of the Corporation, as defined below, all outstanding SARs, ISOs and NQSOs shall be immediately fully vested and exercisable and any restrictions on Restricted Stock issued under the Plan shall lapse.

Change in Control means:

(a) The acquisition on or after March 6, 2003 by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than an Excluded Person (as defined below), of ownership of more than 50% of either: (i) the then outstanding shares of Common Stock ("Outstanding Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors ("Outstanding Voting Securities");

     (b) Individuals who, as of the date of approval of the Plan by the Board of Directors of the Corporation, constitute the Board of Directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, or at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,or (2) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

Excluded Person means any Person who beneficially owns more than 10% of the outstanding shares of the Corporation on the date hereof or at any time prior to the first anniversary of the adoption of this plan.

14. NONTRANSFERABILITY. Each Benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted Transferee. In the event of the death of a Participant, exercise or payment shall be made only:

(a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Benefit shall pass by will or the laws of descent and distribution; and

(b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section 14, Permitted Transferee shall include (i) one or more members of the Participant's family, (ii) one or more trusts for the benefit of the Participant and/or one or more members of the Participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and members of the Participant's family exceed 80% of all interests. For this purpose, the Participant's family shall include only the Participant's spouse, children and grandchildren.

15. TAXES. The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery as to any Benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, with the consent of the Administrator, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on a closing market price on the date of such notice.

16. TENURE. A Participant's right, if any, to continue to serve the Corporation and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

17. RULES OF CONSTRUCTION. The terms of the Plan shall be constructed in accordance with the laws of the State of Delaware; provided that the terms of the Plan as they relate to ISOs shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options.

18. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other person as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant hereunder, stock options or other Benefits may be granted to such Participant in substitution and exchange for, and in cancellation of, any Benefits previously granted such Participant under this Plan.

The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of Benefits that may be granted under the Plan; or (b) modify the requirements as to eligibility for Benefits under the Plan.

     19. GRANTS TO DIRECTORS. The Administrator shall be authorized to award Benefits in reasonable amounts as compensation for services provided by the directors of the Company, including directors who serve on the Compensation Committee or otherwise act as the Administrator. The foregoing sentence shall not be deemed to limit of define the other circumstances in which Benefits may be awarded to directors of the Company.

20. EFFECTIVE DATE. This Plan shall become effective as of the date it is adopted by the Board of Directors of the Corporation subject only to approval by the holders of a majority of the outstanding voting stock of the Corporation within twelve months before or after the adoption of the Plan by the Board of Directors. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any grants made pursuant to the Plan or sales of Option Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                                   APPENDIX D

                           ALLIS-CHALMERS CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS


I.       Purpose and Authority

         A. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. Consistent with this purpose, the Committee's primary duties and obligations are to:

         1. Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

         2. Monitor and appraise the independence and performance of the Company's independent auditors.

         3. Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         B. The Audit Committee has the authority to conduct an investigation appropriate to fulfilling its purpose and obligations and its members shall be given direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary, in the performance of its duties.

II       Organization

         A. The Audit Committee is a committee of the Board of Directors (the "Board") and its members shall be elected by the Board from time to time. The Committee and its members shall meet the requirements of the Securities and Exchange Commission and the American Stock Exchange. The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be an independent member, free from any relationship that would interfere with the exercise of his or her independent judgment, or that might, in the opinion of the Board of Directors, be considered to be a conflict of interest. No member of the Audit Committee shall be, or shall have been within the last three years, an employee of the Company or any of its subsidiaries or affiliates. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         B. The Committee shall elect one of its members to act as chairman. If the chairman is not present, the members may designate an acting chairman by majority vote of the membership present.

         C. Vacancies occurring in the Audit Committee may be filled by appointment of the Chairman of the Board, but no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

         D. The compensation of members of the Committee may be determined from time to time by resolution of the Board. In addition, members of the Audit Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

         III.     Meetings

         A. The Committee shall meet at least three times annually, or more frequently as circumstances dictate. Each meeting shall be noticed and scheduled in accordance with the bylaws of the Company as they relate to Board meetings in general. The chairman shall prepare and/or approve an agenda in advance of each meeting.

         B. The Committee shall meet privately in executive session at least annually with management and the independent auditors and as a Committee to discuss any matters that the Committee, or each of these groups, believes should be discussed.

         C. The Committee shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

         IV.      Duties and Responsibilities

         A.       Review Procedures

                  1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the entire Board for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

                  2. Review the Company's annual audited financial statements prior to filing and distribution. Such review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

                  3. In consultation with management and independent auditors, consider the integrity and adequacy of the Company's financial reporting processes and controls. Such review should include discussion of significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

                  4. Periodically review the Company's adopted Investment Policy and confer with management and other consultants as appropriate regarding modifications thereto. The Committee will prepare written recommendations to the Board relative to any proposed change to the Investment Policy, including its financial impact.

                  5. Review significant findings prepared by the independent auditors together with management's responses thereto. Such review should include discussion and status of prior recommendations.

                  6. Review with financial management and independent auditors the Company's quarterly financial results and/or the Company's quarterly financial statements. Such review should include discussion as to any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 90.

         B.       Independent Auditors

                  1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                  2. Approve the fees and other significant compensation to be paid to the independent auditors.

                  3. On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

                  4. Discuss with the auditors their audit approach including the audit risk areas which may be impacted by such elements as new and emerging auditing and accounting standards, recent enforcement releases, SEC rules & actions, and other regulatory requirements.

                  5. Prior to the Company releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with SAS 90.

                  6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         C.       Finance Department and Legal Compliance

                  1. Review the appointment and replacement of the senior financial officer of the Company.

                  2. Review financial and accounting personnel succession planning within the Company.

                  3. On at least an annual basis, review with Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         D.       Other Responsibilities

                  1. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                  2. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

                  3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                  4. Periodically perform self-assessment of the Committee's performance.

                  5. Annually review policies and procedures as well as audit results associated with Directors' and Officers' expense accounts and perquisites. Annually review a summary of Director and Officers' related party transactions and potential conflicts of interest.

                  6. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.